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                              FIFTH AMENDMENT
                                    TO
                            FINANCING AGREEMENT

         This Fifth Amendment to Financing Agreement (the "Amendment") is made as of the 12th day of February, 1999 (the "Effective Date"), by and between SPECIALTY CHEMICAL RESOURCES, INC., a Delaware corporation ("Borrower") and STAR BANK, NATIONAL ASSOCIATION, a national banking association ("Bank").

                                WITNESSETH:

         WHEREAS, Borrower and Bank have entered into that certain Financing Agreement, dated as of September 18, 1996, as amended by that First Amendment to Financing Agreement, dated as of May 22, 1997, as amended by that Second Amendment to Financing Agreement, dated as of April 14, 1998, as amended by that Third Amendment to Financing Agreement, dated as of May 20, 1998, and as amended by that Fourth Amendment to Financing Agreement, dated as of November 12, 1998, (as so amended, the "Financing Agreement"), pursuant to which Bank has made certain financial accommodations available to Borrower;

         WHEREAS, Borrower hereby acknowledges that it has discussed with Bank Borrower's need for additional capitalization in the form of subordinated debt, the purpose of which is to repay certain outstanding shareholder indebtedness and for working capital purposes;

         WHEREAS, Borrower has obtained from certain of its shareholders unsecured loans in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) and is in the process of issuing its 6% Convertible Subordinated Notes in the total principal amount of One Million Three Hundred Sixty Thousand Dollars ($1,360,000), the net proceeds of which the Borrower will use to repay a portion of the afore-described shareholder loans; and

         WHEREAS, Borrower and Bank desire to amend the Financing Agreement to provide, among other things, for the above-described subordinated debt, for the issuance of an aggregate of 375,000 shares of common stock as payment by Borrower of the pro rata accrued and unpaid interest due under the Shareholder Notes as of January 31, 1999 to each Edwin M. Roth, Martin Trust and CEW Partners, and as otherwise hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower do hereby agree as follows:



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                         SECTION 1. DEFINED TERMS.

         SECTION 1.1. DEFINED TERMS, of the Financing Agreement shall be amended by modifying existing defined terms as follows:

         1.1. The definition of "6% Convertible Subordinated Notes" shall be deleted in its entirety and the following is substituted in place thereof:

         "6% Convertible Subordinated Notes" shall mean those certain Specialty Chemical Resources, Inc. 6% Convertible Subordinated Notes Due 2009 issued by Borrower and authenticated by the trustee under the 6% Convertible Subordinated Note Indenture from time to time, each in substantially the form attached hereto as Exhibit AL. The term "6% Convertible Subordinated Notes" shall not include any amendments, supplements or other modifications made to, or replacements of, such 6% Convertible Subordinated Notes other than those permitted under this Agreement.

         1.2. The definition of "Shareholder Notes" shall be deleted in its entirety and the following is substituted in place thereof:

         "Shareholder Notes" shall mean the three (3) unsecured subordinated promissory notes, dated June 15, 1998, and due March 15, 1999, each in the original principal sum of Five Hundred Thousand ($500,000), entered into by and between the Borrower and Edwin M. Roth, Martin Trust and CEW Partners.

         1.3. "New Shareholder Notes" shall mean the three (3) unsecured subordinated promissory notes, dated no later than March 15, 1999, and due January 15, 2001, each in the original pro rata principal sum equal to the difference between (x) the outstanding principal amount and accrued and unpaid interest of the Shareholder Notes and (y) the amounts received by the holders of the Shareholder Notes as payment thereof from the proceeds of the 6% Convertible Subordinated Notes received by the Borrower, to be entered into by and between the Borrower and Edwin M. Roth, Martin Trust and CEW Partners.

         1.4. "Newly Issued Common Stock" shall mean the 375,000 shares of common stock issued by Borrower as payment, on a pro rata basis, for the accrued and unpaid interest under the Shareholder Notes as of January 31, 1999, to each Martin Trust, CEW Partners and Edwin M. Roth.

         Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Financing Agreement.

     SECTION 2. AMENDMENT TO SECTION 2 OF THE FINANCING AGREEMENT.

         2.1. SECTION 9. WARRANTIES, REPRESENTATIONS AND COVENANTS, shall be amended by deleting Section 9.29 in its entirety and by substituting the following Section 9.29 in place thereof:


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         9.29 6% Convertible Subordinated Note Documents Security. The 6%
         Convertible Subordinated Note Indenture, when executed and delivered by all parties thereto, shall be in substantially the form of Exhibit AJ attached hereto. Each 6% Convertible Subordinated Note when issued by Borrower and authenticated by the trustee under the 6% Convertible Subordinated Note Indenture shall be in substantially the form attached hereto as Exhibit AL and shall be due and payable on the tenth anniversary of the issuance thereof. The Indebtedness under the 6% Convertible Subordinated Note Indenture and the 6% Convertible Subordinated Notes is not and shall not be secured by any rights, liens, mortgages or security interests of any Person in any assets of the Borrower. The Borrower shall have received One Million Three Hundred Sixty Thousand Dollars ($1,360,000) as the proceeds of the 6% Convertible Subordinated Notes no later than March 15, 1999.

         SECTION 3. AMENDMENTS TO SECTION 10 OF THE FINANCING AGREEMENT.

         SECTION 10, COVENANTS, is hereby amended as follows;

         3.1. Section 10.11 Indebtedness; Guaranties, is hereby amended by deleting clause (vii) thereof and inserting the following in lieu thereof:

         (vii) the Shareholder Notes, the 6% Convertible Subordinated Notes, the New Shareholder Notes, the Newly Issued Common Stock, and other Indebtedness (in addition to that Indebtedness described in clause (vi) of this Section 10.11) which is subordinated to the prior payment and performance of the Obligations pursuant to a subordination agreement in form and substance satisfactory to Bank, in its sole discretion,

         3.2. Section 10.11 Indebtedness; Guaranties, is hereby further amended by deleting the reference to Exhibit AK wherever the same appears therein and by substituting in place thereof Exhibit AL.

               SECTION 4. MODIFICATIONS OF EXHIBITS AND SCHEDULES.

         The following Exhibits to the Financing Agreement shall be added, as set forth in this SECTION 4 to the Amendment:

         4.1. New Exhibit AL, 6% Convertible Subordinated Note, attached hereto and incorporated by reference herein, shall be added to the Financing Agreement.

             SECTION 5. SECTION 10 REPRESENTATIONS AND WARRANTIES.

         In order to induce Bank to enter into this Amendment and in addition to all of the representations, warranties and covenants made by Borrower under the Financing Agreement and Loan Documents, Borrower hereby represents, warrants and covenants that, as of the date hereof, any date upon which a Loan is made hereunder, and until the Obligations are fully paid, performed and satisfied, the representations, warranties and covenants set forth in the Financing

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Agreement and herein are and shall remain true. The Borrower further hereby represents and warrants to Bank as follows:

         5.1. The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms.

         5.2. Financing Agreement. The Financing Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms. Borrower hereby ratifies and confirms the Financing Agreement as amended by this Amendment.

         5.3. Nonwaiver. Except as specifically set forth in this Amendment, the execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of Bank under the Financing Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Financing Agreement or any other documentation executed in connection therewith. Further, except as specifically set forth in this Amendment, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Event of Default under the Financing Agreement as amended by this Amendment.

         5.4. Reaffirmation of Representations, Warranties and Covenants. Borrower hereby reaffirms and agrees to be bound by all representations, warranties and covenants made or entered into by it under the Financing Agreement and under any and all Loan Documents. Borrower hereby represents and warrants to Bank that no Default or Event of Default shall exist as of the date of this Amendment after giving effect to this Amendment and none shall be caused to exist as a result of the execution, delivery and performance by Borrower of this Amendment; provided, however, that the foregoing is subject to the exception that Borrower may currently be in default of certain financial covenants and that Borrower and Bank have agreed that, if any such default exists, this Amendment shall not operate as a waiver thereof by Bank.

         5.5. Reference to and Effect on the Financing Agreement. Upon the effectiveness of this Amendment, each reference in the Financing Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Financing Agreement, as amended hereby, and each reference to the Financing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Financing Agreement shall mean and be a reference to the Financing Agreement, as amended hereby.

      SECTION 6. CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT.

         In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to each of the following conditions precedent:

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         6.1. Amendment to Financing Agreement. Bank shall have received an original counterpart of this Fifth Amendment to Financing Agreement executed and delivered by a duly authorized officer of Borrower.

         6.2. Resolutions. Bank shall have received certified resolutions of Borrower authorizing Borrower to execute, deliver and perform this Amendment.

         6.3. No Material Adverse Change. There shall have occurred no material and adverse change in the Borrower's assets, liabilities or financial condition since the date of the last Financials delivered by Borrower to Bank nor shall there have been any material damage to or loss of any of Borrower's assets or properties since such date.

                            SECTION 7. MISCELLANEOUS.

         7.1. Governing Law. This Amendment shall be governed by and construed in accordance with the law of the State of Ohio, without regard to principles of conflict of law.

         7.2. Severability. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Financing Agreement shall not be affected thereby.

         7.3. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

         7.4. Confession of Judgment. Borrower hereby irrevocably authorizes and empowers and attorney-at-law to appear for Borrower in any action upon or in connection with this Amendment or the Financing Agreement, as amended hereby, at any time after the Loans and/or other Obligations become due, as herein provided, in any court in or of the State of Ohio or elsewhere, and waives the issuance and service or process with respect thereto, and irrevocably authorizes and empowers any such attorney-at-law to confess judgment in favor of Bank against Borrower, the amount due thereon or hereon, plus interest as herein provided, and all costs of collection, and waives and releases all errors in said proceedings and judgments and all rights of appeal from the judgment rendered. The Borrower agrees and consents that the attorney confessing judgment on behalf of the Borrower may also be counsel to Bank or any of Bank's Affiliates, waives any conflict of interest which might otherwise arise, and consents to Bank paying such confessing attorney a reasonable legal fee or allowing such attorney's reasonable fees to be paid from the proceeds of Collateral, the Premises or any other security for the Loans and the other Obligations.



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         IN WITNESS WHEREOF, Borrower has caused this Fifth Amendment to
Financing Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGEMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

         Signed in Macedonia, Ohio, on February 15, 1999.
                   ---------           -----------

Signed and acknowledges                      SPECIALTY CHEMICAL RESOURCES, INC.
in the presence of:


----------------------------------

Name:                                        By: /s/ David F. Spink
     -----------------------------              --------------------------------

                                             Its: Chief Financial Officer
----------------------------------               -------------------------------

Name:
     -----------------------------



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STATE OF OHIO     )
                  )ss:
COUNTY OF SUMMIT  )
          --------


         The foregoing instrument was acknowledges before me this 15th day February, 1999, by David F. Spink, Chief Financial Officer of Specialty Chemical Resources, Inc., a Delaware corporation, on behalf of the corporation.



                                            /s/ Sandi R. Murphy
                                            --------------------------
                                            Notary Public

                                            Sandi R. Murphy, Attorney at Law
                                              Notary Public - State of Ohio
                                          My commission has no expiration date.
                                                  Section 147.03 R.C.

Accepted at Cincinnati, Ohio
as of 15th February, 1999
      -------------

STAR BANK, NATIONAL ASSOCIATION


By: /s/ Suzanne E. Geiger
   ----------------------------


Its: Vice President
    ---------------------------


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